UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 7, 2009

CRC Crystal Research Corporation

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52472	86-0728263
(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, AZ	85205
(Address of Principal Executive Offices)	(Zip Code)

480.452.3301

(Registrant's Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009 the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor.

The PCAOB revoked the registration of Moore and Associates, Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. At the time of initial filing of this 8-K, August 7, 2009, the registrant was completely unaware of the SEC investigation of Moore and Associates. Seale and Beers, CPAs, the new auditors for the registrant, did not disclose any knowledge of the problems within Moore and Associates or the SEC investigation of the same while they were being engaged as auditors for the registrant.

b)  During the period between August 7, 2009 and September 17, 2009 the registrant was made aware that Seale and Beers CPAs was aware of Moore and Associates problems and the SEC investigation but chose not to disclose this to the registrant. Furthermore, the registrant requested many times via email and phone schedule for amendment of the 2008 10-K needed for the registrants pending S-1 registration, but never obtained one. On September 17 Seale and Beers notified the registrant that they withdraw as auditor.  Copy of their SEC filing is attached as an Exibit.

c) On September 22, 2009, Board of Directors of the Registrant dismissed Seale and Beers for cause and GHB CPAs, PC was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers and the engagement of GHB CPAs, PC as its independent auditor.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
16.1	Letter from Seale and Beers, CPAs, dated September 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2009

By: /s/ Kiril A. Pandelisev

Name: Dr  Kiril A. Pandelisev
Title: CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Seale and Beers, CPAs, dated September 17, 2009.